UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Dynavax Technologies Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, Suite 720
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 848-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Certificate of Incorporation

As described in Item 5.07 below, at the 2025 Annual Meeting of Stockholders of Dynavax Technologies Corporation (the “Company”) held on June 11, 2025, pursuant to notice duly given (the “Annual Meeting”), the stockholders of the Company approved the amendment and restatement of the Company’s Restated Certificate of Incorporation, in the form of the Restated Certificate of Incorporation (the “Restated Certificate”) included as an appendix to the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”), to declassify the board of directors of the Company (the “Board”) on a phased basis over a three-year period starting in 2026, thereby providing for the annual election of all directors beginning at the 2028 Annual Meeting of Stockholders of the Company, and to make certain conforming and technical changes to the Company’s certificate of incorporation.

On June 16, 2025, the Company filed the Restated Certificate with the Secretary of the State of Delaware.

Amendments to Bylaws

Concurrent with the filing of the Restated Certificate, Section 5(d) and Section 17 of the Company’s Amended and Restated Bylaws were amended to conform to the changes reflected in the Restated Certificate, to read as follows:

Section 5(d):

“(d) Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that, prior to the corporation’s annual meeting of stockholders held in calendar year 2027, the number of directors in an Expiring Class is increased and there is no public announcement of the appointment of a director to such class, or, if no appointment was made, of the vacancy in such class, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii), a stockholder’s notice required by this Section 5 and which complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.”

“Section 17. Term of Office. The term of office of each director shall be as provided in the Certificate of Incorporation.”

A copy of the Restated Certificate is attached as Exhibit 3.1 and a copy of the Company’s Amended and Restated Bylaws, as amended, is attached as Exhibit 3.2 to this Current Report on Form 8-K, both of which are incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of April 14, 2025, the record date for the Annual Meeting, a total of 122,411,685 shares of Common Stock were outstanding and entitled to vote. Based on a final certified report of voting results from First Coast Results, Inc. (the “Inspector of Election”), there were 96,738,122 shares present in person or by proxy, constituting a quorum, at the Annual Meeting. Set forth below are the matters acted upon by the stockholders, and the certified final voting results with respect to each matter as provided by the Inspector of Election. The proposals are described in detail in the Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Brent MacGregor, Scott Myers, Lauren Silvernail and Elaine Sun, as Class I directors of the Company to hold office until the 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Company’s Nominees

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Brent MacGregor	59,298,357	37,273,503	N/A
Scott Myers	59,182,029	37,389,832	N/A
Lauren Silvernail	63,055,095	33,516,764	N/A
Elaine Sun	61,648,933	34,922,928	N/A

Deep Track Capital LP’s (“Deep Track”) Nominees

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Brett Erkman	36,043,570	60,527,881	N/A
Jeffrey Farrow	32,761,981	63,809,470	N/A
Michael Mullette	32,682,611	63,888,840	N/A
Donald Santel	35,909,644	60,661,684	N/A

Proposal 2. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
88,358,585	7,283,834	938,871	156,832

Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
90,492,937	5,492,709	752,476	0

Proposal 4. Amendment and Restatement of the Company’s Restated Certificate of Incorporation to Declassify the Board on a Phased Basis

The stockholders approved the proposal to amend and restate the Company’s Restated Certificate of Incorporation to provide for the phased declassification of the Board and to implement certain other changes. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
94,196,115	1,575,494	809,682	156,831

Proposal 5. Stockholder Proposal to Amend the Company’s Amended and Restated Bylaws to Repeal Any Amendments Without Stockholder Approval Subsequent to November 6, 2018

The stockholders did not approve the stockholder proposal to repeal each provision of, or amendment to, the Company’s Amended and Restated Bylaws adopted by the Board without stockholder approval subsequent to November 6, 2018. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
36,117,037	59,801,395	662,858	156,832

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws, as Amended

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynavax Technologies Corporation

Date: June 17, 2025	By:	/s/ Ryan Spencer
RYAN SPENCER Chief Executive Officer